Commitments and contingencies	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
17. Commitments and contingencies

Contractual commitments

As of June 30, 2017, there were no material contractual purchase commitments.

Claims and Contingencies

Joint venture contingency

Under the Neptune and the GDF Suez Cape Ann time charters, the joint ventures undertake to ensure that the vessel meets specified performance standards at all times during the term of the time charters. The performance standards include the vessel not exceeding a maximum average daily boil-off of LNG, subject to certain contractual exclusions, as specified in the time charter. The hire rate is subject to deduction by the charterer by, among other things, sums due in respect of the joint ventures’ failure to satisfy the specified performance standards during the period. The charterer has requested that the joint ventures calculate and present the boil-off, since the beginning of the charters, compared with maximum average daily boil-off allowed under the time charter. It is reasonably possible this evaluation could result in an excess boil-off amount. Determination of the potential excess boil-off amount depends on a variety of interpretations of the application of contractual provisions and contractual exclusions to the performance standard. To the extent that an excess boil-off amount results in a settlement, the Partnership would be indemnified by Höegh LNG for its share of the cash impact of any settlement. Höegh LNG and the other major owner guarantee the performance and payment obligations of the joint ventures under the time charter. The guarantee is joint and several for the performance obligations and several for the payment obligations.

Indonesian corporate income tax

In 2015, the Indonesian Minister of Finance issued regulations that provided that Indonesian corporate taxpayers are subject to a limit in claiming interest expense as tax deduction where their debt to equity ratio exceeds 4:1 which was effective from January 1, 2016. Certain industries, including the infrastructure industry, are exempted from the debt to equity ratio requirements. The infrastructure industry is not defined in the regulations; however, additional guidance was expected to be provided in early 2016. As of June 30, 2017, the additional guidance had not yet been provided. Therefore it is not certain if guidance will be provided to clarify whether the Partnership’s Indonesian subsidiary would qualify as part of the infrastructure industry and be exempted from the requirements. As a result, the limitations on the deductibility of interest expense have been applied for the year ended December 31, 2016 and the three and six months ended June 30, 2017, increasing the taxable income and the income tax expense of the Indonesian subsidiary. Due to the uncertainty of realizing the benefit of a 2013 tax loss carryforward in Indonesia, no income tax benefit was recognized. As a result of being able to utilize the prior year tax loss, a long-term income tax liability of $2.2 million and $2.4 million was recognized for the year ended December 31, 2016 and the six months ended June 30, 2017, respectively, for the uncertain tax position (refer to note 8). To the extent that the long-term income tax liability becomes payable, the current income tax payable is expected to qualify for reimbursement by PGN LNG under terms of the time charter.

Based upon the Partnership’s experience in Indonesia, tax regulations, guidance and interpretation in Indonesia may not always be clear and may be subject to alternative interpretations or changes in interpretations over time. The Partnership’s Indonesian subsidiary is subject to examination by the Indonesian tax authorities for up to five years following the completion of a fiscal year. The examinations may lead to ordinary course adjustments or proposed adjustments to the Partnership’s taxes or tax loss carryforwards with respect to years under examination. The Partnership has recognized a provision in 2013 related to an uncertain tax position for the 2013 tax loss carryforward. It is reasonably possible within the next 12 months that the Partnership’s Indonesian subsidiary will be subject to a tax examination. Such an examination may or may not result in changes to the Partnership’s provisions on tax filings from 2013 through 2016. To date, there has been no tax audit on the Partnership’s operations in Indonesia.

PGN LNG claims including delay liquidated damages

The Partnership was indemnified by Höegh LNG for non-budgeted expenses (including repair and warranty costs) incurred in connection with the PGN FSRU Lampung project and for certain costs related to the restatement of the Partnership’s financial statements filed with the SEC on November 30, 2015.

In the second quarter of 2017, the Partnership received indemnification payments with respect to non-budgeted expenses of $0.3 million for the first quarter of 2017 which were recorded as a contribution to equity. The Partnership filed claims for $0.2 million in the third quarter of 2017 for indemnification of the additional warranty cost for the Mooring for the three months ended June 30, 2017. In the third quarter of 2017, the Partnership was paid $1.1 million for warranty costs incurred as of June 30, 2017 based on claims filed for the second quarter of 2017 and earlier periods. Indemnification payments received from Höegh LNG are subject to repayment to the extent the amounts are subsequently recovered from insurance. Refer to note 6. The Partnership received payments for filed claims for indemnifications with respect to non-budgeted expenses (including the warranty provisions, value added tax, withholding tax, costs related to the restatement of the Partnership’s financial statements filed with the SEC on November 30, 2015 and other non-budgeted expenses) of approximately $1.0 million and $2.4 million for the six months ended June 30, 2016 and year ended December 31, 2016, respectively, which were recorded as a contribution to equity. The Partnership filed claims and was paid $0.8 million in the third quarter of 2016 for indemnification of non-budgeted expenses for the three months ended June 30, 2016.

Höegh Gallant claims and indemnification

The Partnership was indemnified by Höegh LNG for losses incurred in connection with the commencement of services under the time charter with EgyptCo (including technical issues) incurred in connection with Höegh Gallant.

In the second quarter of 2017, the Partnership received indemnification payments with respect to losses incurred in connection with the commencement of services under the time charter due to technical issues of $0.3 million for the first quarter of 2017 which were recorded as a contribution to equity. For the three months ended June 30, 2016, repairs and improvements were required for the Höegh Gallant resulting in short periods of reduced hire or off-hire. As a result, revenues were reduced, certain liquated damages were due under the time charter with EgyptCo and higher costs and expenses were incurred. The Partnership filed claims and was paid $0.9 million in the third quarter of 2016 for indemnification of losses incurred in connection with the commencement of services under the time charter with EgyptCo due to start up technical issues and $0.1 million for other costs incurred the three months ended June 30, 2016. The Partnership received payments for filed claims of $1.4 million for the year ended December 31, 2016 for indemnification of losses due to start up technical issues and for other costs incurred which were recorded as a contribution to equity.